Corporate Presentation January 2023 Exhibit 99.1

Legal Disclosure This presentation contains forward-looking statements, all of which are qualified in their entirety by this cautionary statement. Many of the forward-looking statements contained herein can be identified by the use of forward-looking words such as "may", "anticipate", "believe", "could', "expect", "should", "plan", "intend", "estimate", "will", "potential" and "ongoing", among others, although not all forward-looking statements contain these identifying words. These forward-looking statements include statements about the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical studies and clinical trials, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available, and our research and development programs; our ability to successfully manufacture our drug substances and product candidates for preclinical use, for clinical trials and on a larger scale for commercial use, if approved; the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates and product candidates; our ability to obtain funding for our operations necessary to complete further development and commercialization of our product candidates; our ability to obtain and maintain regulatory approval of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our financial performance; the effect of the COVID-19 pandemic, including mitigation efforts and economic effects, on any of the foregoing or other aspects of our business operations, including but not limited to our preclinical studies and clinical trials and any future studies or trials; our ability to commercialize our products, if approved; and the implementation of our business model, and strategic plans for our business and product candidates. Except as otherwise noted, these forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise any of such statements to reflect events or circumstances occurring after this presentation. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the Securities and Exchange Commission. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. We caution you not to place undue reliance on the forward-looking statements contained in this presentation. This presentation discusses product candidates that are under preclinical or clinical evaluation and that have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory authority. Until finalized in a clinical study report, clinical trial data presented herein remain subject to adjustment as a result of clinical site audits and other review processes. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Aura Biosciences Highlights Novel Platform to Treat Cancer Developing virus-like drug conjugates (VDCs) that bind to tumor associated HSPGs* and deliver a therapeutic payload Targeting multiple solid tumor indications including ocular and bladder cancers Ocular Oncology Franchise Multi-billion-dollar addressable market opportunity to treat early-stage choroidal melanoma (CM) and other ocular tumors Standard of care is invasive and may lead to blindness and loss of eye Clinical proof of concept with two routes of administration Advancing to global Phase 3 trial Strong Cash Position Expected to fund operations into 2025 *VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656

Pipeline Targeting Life-Threatening Cancers with High Unmet Needs Program OTHER SOLID TUMORS OCULAR ONCOLOGY Preclinical Phase 1 Phase 2 Phase 3 Planned Milestones Choroidal Metastasis (Breast, lung and other cancer metastasis in the eye) Primary Choroidal Melanoma (Suprachoroidal administration) Cancers of the Ocular Surface Non-Muscle Invasive Bladder Cancer Other HSPG* Expressing Tumors (e.g., Cutaneous Melanoma, HNSCC) 2023 – Phase 2 data  2023 – FPI Phase 3 trial 2023 – Initiate Phase 2 trial 2024 – Phase 2 data 2023 – Phase 1 data Global Commercial Rights for All Product Candidate Indications *VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656

Targeted Oncology Platform: Virus-Like Drug Conjugates (VDCs) Virus-Like Particle Conjugated to a Cytotoxic Payload Selective Binding to Tumor Associated HSPGs* Virus-Like Particle (VLP) Virus-Like Drug Conjugate (VDC) Cx Cytotoxic Drug Kines et al; International Journal of Cancer, 138;901–911, February 2016; Kines et al; Molecular Cancer Therapeutics, 17(2) February 2018; Kines et al; Cancer Immunology Research, May 2021 Potential Key Differentiation: Potency, Binding and Selectivity Potential Treatment of Multiple Solid Tumors *VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAGs) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656

Bel-sar is a VDC with a Novel Dual Mechanism of Action Light Activatable Drug Bel-sar Bel-sar is a novel VDC that consists of VLP conjugated to ~200 molecules of light activatable drug Potential Key Differentiation: Agnostic to Genetic Mutations, Less Susceptible to Resistance Mechanisms, Long Term Anti-tumor Immunity Kines et al; Cancer Immunology Research, May 2021 VDCs bind to a subset of modified tumor associated glycosaminoglycans (GAG) that are part of the heparan sulphate chain of HSPGs. Schiller et al. Viruses 2022, 14(8), 1656 Bel-sar – Belzupacap Sarotalocan

Ocular Oncology Franchise Bel-sar INN: belzupacap sarotalocan Target Indications: Early-Stage Choroidal Melanoma Choroidal Metastasis Other Ocular Cancers

Choroidal Melanoma – High Unmet Medical Need with No Drugs Approved Choroidal Melanoma is a Rare and Life-Threatening Ocular Cancer Kaliki et al; Eye (Lond) 2017 Feb; 31(2): 241–257; Clearview & Putnam & Assoc. Market Research; Source: Peddada. J Contemp Brachytherapy. August 2019 Most common primary intraocular cancer in adults Impacts 11,000 patients in US/Europe per year ~80% patients diagnosed with early-stage disease Melanoma cells Melanocytic Lesion Benign nevus cells Standard of Care is Radiotherapy or Enucleation Blindness, Eye Loss, and Disfiguration The choroid is the part of the uvea that is behind the retina

Bel-sar has the Potential to be the First Approved Therapy in Primary Choroidal Melanoma No radioactive co-morbidities Preservation of vision Local tumor control Opportunity to treat early and reduce risk of metastases Improvement in safety and quality of life intravitreal suprachoroidal Bel-sar is Delivered by Simple Intravitreal or Suprachoroidal Injection Goals of Treatment Light Activation with Standard Ophthalmic Laser Bel-sar – Belzupacap Sarotalocan

Ocular Oncology Franchise Represents a Multi-Billion Dollar Addressable Market Opportunity Ocular Oncology Franchise total addressable market ~80% of patients are diagnosed at the early stage (indeterminate lesions (ILs) and small tumors) Current radiotherapy treatment Leaves ~70% of patients with major irreversible vision loss within 5-10 years ~100 Ocular Oncologists in US/EU — focused call point <20 Field Based Team Intend to add small sales force to launch globally 33,500 ClearView & Putnam & Assoc. Epidemiology Analysis Choroidal Melanoma and Choroidal Metastasis American Cancer Society- Retinoblastoma statistics Batsi et al Cornea 2003 Ocular Surface squamous neoplasia: a review Multibillion $ addressable market opportunity Cancers of the Ocular Surface Retinoblastoma Choroidal Melanoma Choroidal Metastasis 11,000 patients/year 20,000 patients/year 500 patients/year 2,000 patients/year 11,000 Choroidal Melanoma patients diagnosed each year (US/EU) Choroidal Melanoma – Initial Indication

Ph 2 Trial - Evaluating Suprachoroidal Administration to Determine Optimal Administration Route Small Tumors with Active Growth Tumor thickness ≥0.5 mm and ≤2.5 mm LBD ≤10 mm Active tumor growth (>0.3mm) within 2 years of screening Same criteria as the planned Phase 3 Single Dose Cohorts – Completed Multiple Dose Cohorts 20 μg x 1 Laser 40 μg x 1 Laser 40 μg x 2 Lasers 40 μg x 2 Lasers QWx2 40 μg x 2 Lasers QWx3 Up to 3 cycles Cohort 1 (n=1) Cohort 2 (n=3*) Cohort 3 (n=2) Cohort 4 (n=3) Cohort 5 (n=3) 80 μg x 2 Lasers QWx3 Up to 3 cycles Cohort 6 (n=10) ONGOING Ph2 SC Trial Design: Dose Escalation Phase *2 subjects were planned; third subject was additionally enrolled due to dose error in 1 subject ClinicalTrials.gov Identifier: NCT04417530 suprachoroidal Goal: To Determine Safety, Optimal Dose and Therapeutic Regimen with Suprachoroidal Administration Patient Population Representative of Early-Stage Disease (IL/CM) SC – Suprachoroidal; IL – Indeterminate Lesion; CM- Choroidal Melanoma; LBD – Largest Basal Diameter

Goal for Bel-sar: Eliminate Malignant Cells in the Choroid and Preserve Vision Endpoint Definition Threshold Methodology Tumor Progression Growth in Tumor Height ≥0.5mm or ≥1.5 mm in Largest Basal Diameter (LBD) Ultrasound and Digital Photography Visual Acuity Loss Long Term Loss ≥15 letters ETDRS-BCVA Tumor Thickness Growth Rate Tumor Thickness Growth over 12 Months Ultrasound Bel-sar – Belzupacap Sarotalocan

Ph 2 Interim Tumor Control Rates Demonstrate a Dose Response Tumor Progression: change from baseline in thickness ≥0.5mm; or in LBD ≥1.5mm confirmed by at least one repeat assessment 19-Aug-2022 cutoff, interim data Populations Total Patients (n) Tumor Control Rate Average Follow-up (months) All Doses/Regimens All Treated Patients 20 55.0% (11/20) 8 Lower Doses/Regimens+ Less than 1 cycle (20µg-40µg) 9 22.2% (2/9) 11 2 Cycles (40µg) 1 0% (0/1) 6 Highest Doses/Regimens*++ 3 Cycles (n=9) 40µg (n=2)/80µg (n=7) 9 88.9% (8/9) 6 Average 6 Months of Follow Up *One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included +Assigned regimens- up to two cycles: with doses of 20µg x 1 Laser or  40µg x 1 or 2 Lasers ++ Assigned regimens- 3 cycles, each cycle comprised of 3 once/week treatments of 40µg x 2 Laser or 80µg x 2 Laser  Dose Response and Interim Tumor Control Rates Demonstrate Meaningful Clinical Benefit 3 Cycle Regimens vs. Lower Regimens LBD – Largest Basal Diameter Up to 2 cycles regimens (n=10) 3 cycle regimens (n=9)

Ph 2 Interim Analysis Demonstrates Tumor Control Rate 89%-100% Established Therapeutic Regimen of 3 Cycles using SC Administration Change from Baseline in Tumor Thickness Over 12 Months** **1 subject without post-baseline tumor thickness data not included in plot Tumor Progression: change from baseline in thickness ≥0.5mm; or in LBD ≥1.5mm confirmed by at least one repeat assessment; Interim data cutoff August 19, 2022 Progression Definition based on Tumor Thickness (Increase ≥0.5mm) Subject 015-2029 had circumpapillary tumor – similar subjects will be excluded from Phase 3 trial 89%-100% Tumor Control Rate: Active Growth and Therapeutic Regimen (3 cycles) Statistically Significant Change in Tumor Growth (mm/yr): Therapeutic Regimen (3 cycles) p=0.0007 p=0.0002 0.390 0.090 0.463 0.166 Tumor thickness growth rates/ slopes estimated using MMRM (random intercept and slope model for Hx and Study periods) SC – Suprachoroidal; LBD – Largest Basal Diameter *One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included ^One subject in C6 with circumpapillary tumor not included (similar subjects not planned in Phase 3 trial)

Populations Total Patients (n) Vision Failures** (n) Vision Preservation Rate Mean Change from Baseline at Last Visit (letters) Average  Follow-up (months) All Dose Cohorts All Treated Patients 20 2 90.0% -3.3 8 High Risk for Vision Loss 15 2 86.7% -4.5 7 Highest Doses/Regimens* 2 Cycles (40µg) 1 0 100% -3.0 6 3 Cycles (40µg-80µg) 40µg (n=2)/80µg (n=7) 9 1 88.9% -3.9 6 Vision Preservation Rates *One subject in C6 who discontinued after 1 cycle due to unrelated SAEs is not included **Confirmed loss ≥15 letters at ≥Week 39; post-SOC data not included Interim data cutoff August 19, 2022 Ph 2 Interim Analysis Shows Visual Acuity Preservation 89%-100% Interim Data  Showed High Vision Preservation Rates Across All Groups  Including Subjects at High Risk for Vision Loss SC – Suprachoroidal

Ph 2 Ongoing Tolerability Evaluation Continues to Be Favorable Bel-sar – Belzupacap Sarotalocan; DLT – Dose limiting toxicities; SC – Suprachoroidal; AE – Adverse event; SAE – Serious adverse event; TR- Treatment Related Majority of AEs were transient and resolved without clinical sequelae No DLTs or treatment related SAEs No significant vitritis to date through 3 cycles with 80 µg of AU-011 No pigmentary changes observed at edge of tumor treatment Table presents percentage of subjects with AEs related to bel-sar or laser by severity and overall; subjects with more than 1 AE are counted in the highest severity group Interim Data cutoff Aug 19, 2022 All Treated Subjects (n=20) Drug/Laser Related Adverse Events ≥10% Subjects Grade I Grade II Grade III Total Anterior Chamber Cell/ Inflammation 25% 0 0 25% Conjunctival hyperemia 15% 0 0 15% Eye Pain 5% 5% 0 10% Punctate Keratitis 10% 0 0 10% Interim SC Data Showed No Posterior Inflammation and No TR-SAEs Supportive of Superior Tolerability Profile vs IVT

Phase 3 Trial

Global Phase 3 Trial Design Using Suprachoroidal Administration Fast Track and Orphan Designations Randomize Small Tumors Active Growth (2:1:2) Intervention Group High Dose Regimen Intervention Group Low Dose Regimen Sham Group Primary Efficacy Endpoint Analysis Time to Tumor Progression Tumor Growth Rate over 52 weeks Composite time to event analysis: Tumor progression or visual acuity failure between Intervention Group (High Dose) and Sham Group Primary Endpoint Key Secondary Endpoints Adaptive Assessment Adapt trial Add Subjects Don’t Adapt Adaptive Design Optimizes Probability of Success Patient population the same as the Ph2 SC study

Clinical Endpoints to Support Approval in Alignment with Regulatory Agencies Growth Rate Assumptions Vision Failure Assumptions Visual Acuity - ETDRS BCVA Bel-sar: 15% VA Failure Sham: 2% VA Failure Disease Progression Increase from baseline: TH ≥0.5mm LBD ≥1.5mm Visual Acuity Failure Decrease from baseline: ≥15 letters Tumor Height (TH): Ultrasound Largest Basal Diameter (LBD): fundus photography Bel-sar: 35% Tumor Progression Sham: 85% Tumor Progression Fundus photography Ultrasound Tumor Progression Assumptions Change in Tumor Height (TH) over time: Ultrasound Bel-sar vs Sham : -0.28mm/year reduction Growth Rate Change in tumor height over time Note: Tumor Height (TH) is synonymous with Tumor Thickness; VA – Visual Acuity; Bel-sar – Belzupacap Sarotalocan Composite Endpoint Conservative Assumptions Provide >90% Power to Maximize Probability of Success with Single Phase 3 Trial

Choroidal Metastasis

Choroidal Metastasis is a High Unmet Medical Need Choroidal Metastasis Cause Decreased Vision and Decreased Quality of Life in Patients Fighting Metastatic Cancer Originate from Multiple Primary Cancers 20,000/year eyes diagnosed in US 88% with choroidal location 72% unilateral and solitary Standard of Care is Radiotherapy Blindness, Eye Loss, and Disfiguration Breast 40-53% Lung 20-29% GI 4% Kidney 2% Prostate 2% Skin 2% Mathis et al. New concepts in choroidal metastasis, Progress in retinal and eye research (2019), Cohen, Ocular metastasis, Eye (2014), Shields et al. Survey of 520 eyes with uveal metastases. Ophthalmology (1997), Namad et al. Bilateral choroidal metastasis from non-small lung cancer, Case reports in oncological medicine (2014).

Reduced Tumor Growth Prolonged Survival Breast Cancer In-Vivo (Syngeneic Mouse Model, EMT-6) Tumor cells were implanted subcutaneously. AU-011 treatment was initiated when tumors reached approximately 50 mm3. Treatment consisted of a single intravenous administration of AU-011 followed 12 hours later by light activation (400 mW/cm2, 58 J/cm2). Tumor volumes were measured over time (N=8-12) Bel-sar has Demonstrated Dose-Dependent Activity for Cancer Types Known to Metastasize to the Choroid Single Administration of Bel-sar Showed Tumor Regression and Prolonged Survival in a Dose-Dependent Fashion Data Supportive of Moving into Clinical Trials Savinainen et al., ARVO 2022 Abstract # 3709397 Bel-sar – Belzupacap Sarotalocan

Urologic Oncology Bel-sar INN: belzupacap sarotalocan Target Indications: Non-Muscle Invasive Bladder Cancer

Bel-Sar is a Clinical Asset with a Multibillion Dollar Market Opportunity in Non-Muscle Invasive Bladder Cancer NMIBC is High Unmet Need High Incidence across all geographies >200,000 patients/year Rate of recurrence is high Bel-Sar’s MoA Well Suited to NMIBC Strong precedent for immune-activators in NMIBC (BCG) Bladder tumors physically accessible via cystoscope (injection, laser) Robust Nonclinical Data Package Durable CRs and improved survival in in vivo bladder cancer models Synergy with checkpoint inhibitors (durable immunologic memory) Clinical Proof of Concept Two clinical trials demonstrate robust efficacy in Ocular Oncology Initiating global Ph 3 study in choroidal melanoma Phase 1 Study Ongoing Initial data available in 2023

NMIBC is a High Unmet Need with High Recurrence Rate Mechanism of Action Supports Bel-sar Opportunity as Potential Front-Line Treatment  Following Initial Diagnosis and/or BCG Refractory Disease Source: Putnam Associates Primary Research & Literature Review, July 2021; NMIBC – Non-Muscle Invasive Bladder Cancer; TURBT - trans urethral resection of bladder tumor; BCG - Bacillus Calmette–Guérin; Bel-sar – Belzupacap Sarotalocan NMIBC Cross section of the bladder wall and staging of bladder cancer 573,000 New cases NMIBC/year globally 81,000 New cases/year in the US Problem Treatment Guidelines Risk Stratification Progression with no alternative option but Cystectomy Mix of Chemo / BCG High Risk (30%) Mix of TURBT + Chemo / BCG Failure of BCG/Chemo ~40% Intermediate Risk (30%) Surveillance or TURBT + Chemo Recurrence after TURBT Low Risk (40%)

Durable CRs with Single Administration of Bel-sar in Bladder Cancer Model Data Demonstrate Robust Nonclinical Activity Supporting Development of Bel-sar as Single Agent and in Combination with Checkpoint Inhibitors Syngeneic Mouse Tumor Bladder Model (MB49 Model in C57BL/6 Mice) (N=8 -10/group) Tumor Growth Survival Survival After Re-challenge AU-011 Single Dose Treatment of Tumor Caused Anti-Tumor Immune Response and Prevented Tumor Growth After Re-Challenge Bel-sar: Belzupacap Sarotalocan CR: Complete Response Kines et al. Can Immunol Res 9(6):693-706, 2021

Novel Approach using Intra-mural Administration Ongoing Phase 1 Designed to Establish Safety, and Optimize Administration in Intermediate and High Risk NMIBC Patients Intra-mural Administration Bel-sar – Belzupacap Sarotalocan Distribution Into the Mucosal Layer Into the Bladder Wall Bel-sar will be administered in the lamina propria close to the base of the tumor 3 Hour Post AU-011 Injection (Dog tox study): Bel-Sar positive staining (pink) extends laterally at the junction between the submucosa and superficial muscularis of the bladder

Ongoing Ph 1 Trial Evaluating Bel-sar Distribution, Local Necrosis and Evidence of Immune Activation Bel-sar – Belzupacap Sarotalocan Without Light With Light

Strategy & Key Milestones

Aura Biosciences Investment Highlights Technology Platform Clinical Data Highlights 2023 Milestones Strong Cash Position Virus-like Drug Conjugates Novel class of oncology targeted therapies Targeting multiple solid tumor indications including ocular and bladder cancers Ocular Oncology Franchise Positive data in completed Phase 1b/2 study (IVT) Positive interim data in ongoing Phase 2 study (SC) Primary Choroidal Melanoma: 1H 2023: Dose First Patient in Phase 3 Trial 2H 2023: Phase 2 SC Data Choroidal Metastasis: 2H 2023: Initiate Phase 2 Trial Non-Muscle Invasive Bladder Cancer: 2023: Phase 1 Data Expected to fund operations into 2025

Appendix: Phase 1b/2 IVT Trial

Phase 1b/2 IVT – Key Patient Populations and Objectives Enrichment Strategy to Enroll Subjects with Actively Growing Tumors Provides Important Insight into How Bel-sar May Perform in Phase 3 Trial Primary Objective: Safety Drug or treatment related adverse events (AEs) / serious adverse events (SAEs) Secondary Objective: Efficacy Tumor thickness growth rate before and after treatment Local tumor control Visual acuity preservation All Patients Enrolled with Clinical Diagnosis of Choroidal Melanoma or Indeterminate Lesions All Treated Patients Patients Treated with 2 Cycles Safety Evaluation (All Treated) Efficacy Evaluation Therapeutic Regimen (2 Cycles) Patients with Active Growth Treated with 2 Cycles n=56 n=20 Bel-sar – Belzupacap Sarotalocan

Phase 1b/2 – Demonstrated Favorable Tolerability Profile Majority of AEs Were Transient and Resolved Without Clinical Sequelae Tolerability Profile Supports Indication as a First Line Treatment in Early-Stage Disease *J. Contemp Brachytherapy. J. 2019 Aug; 11(4): 392–397.; Arch Ophthalmol. 2000;118(9):1219-1228; Curr. Opin. Ophthalmol. 2019 May;30(3):206-214; Eye 2017 Feb;31(2):241-257 **High-Risk Subjects are those with tumors <3mm to fovea or optic nerve AU-011 Treatment Related AEs  ≥15% Subjects (n=56) Final Grade I/II Grade III Vitreous Inflammation 83.9% 7.1% Anterior Chamber Inflammation 67.9% 3.6% Increase in Intraocular Pressure 46.4% 0 Pigmentary Changes/Peritumoral 37.5% 0 Keratic Precipitates 23.2% 0 Floaters/Vitreous Opacity 19.7% 1.8% Decreased visual acuity 19.6% 1.8% Treatment Related SAEs (n=56) Vision Loss (juxtafoveal tumor, n=2) 3.6% SAE of vision loss in two subjects with tumors close to fovea due to pigmentary changes at the edge of the tumor SAEs are listed separately in the SAE table Completed Ph 1b/2 IVT trial (AU-011-101) Adverse Event Radiotherapy* Bel-Sar Surgeries secondary to AEs (e.g., Cataracts) 40%+ ~13% Radiation Retinopathy 40%+ 0% Neovascular Glaucoma 10% 0% Dry Eye Syndrome 20% ~2% Strabismus 2%+ 0% Retinal Detachment 1-2% ~2% Vision Loss (≥15 letters) ~70% ~21% Serious Adverse Event Radiotherapy* Bel-Sar Scleral Necrosis 0-5% 0% Enucleation/Eye Loss 10-15% 0% Vision Loss in High-Risk Subjects** (≥30 letters) ~90% 4.6%+ Cross-trial comparison of AU-011-101 and Radiotherapy +77% (43/56) of patients in Ph1b/2 IVT trial were at high risk for vision loss ; 2/43= 4.6% Bel-Sar – Belzupacap Sarotalocan

Phase 1b/2 IVT- 70% Tumor Control Rate and Statistically Significant Growth Rate Reduction Positive Data in Two Efficacy Endpoints in Patients with Early-Stage Choroidal Melanoma Cohorts 1-9 include single dose escalation cohorts and multiple dose escalation cohorts up to 1 cycle of treatment; Cohorts 10-12 include 2 cycles of treatment at the highest dose Lower Doses/Regimens Highest/Therapeutic Dose/ Regimen p=0.018, n=14 Tumor Control Rates at 12 months Change in Tumor Growth Rate Historical Growth Rate (mm/yr) Bel-sar Growth Rate (mm/yr) Disease-modifying effect supports tumor is inactive and malignant cells have been targeted by bel-sar Completed Ph1b/2 IVT trial (AU-011-101) Bel-sar – Belzupacap Sarotalocan 0.555 0.072

Phase 1b/2 – 64% Patients with Active Growth Achieved Tumor Control when Treated with Therapeutic Regimen We Believe Results Support Bel-sar as First Line Treatment to help Many Patients Avoid the Need for Radiotherapy  Change from Baseline in Tumor Thickness Over 12 Months Completed Ph1b/2 IVT trial (AU-011-101) Progression Definition Tumor Height Increase >0.5mm Populations Total Patients (n) Tumor Control Rate (at 12 months) Therapeutic Dose/Regimen (2 Cycles) All Patients Treated with 2 Cycles 20 70% (14/20) All Patients with Active Growth Treated with 2 Cycles 14 64% (9/14) Tumor control failure (progression): Growth from baseline in Tumor Height >0.5mm or LBD >1.0mm due to definitive Tumor Growth (ie, not judged by the Investigator to be due to inflammation/swelling, hemorrhage or pigmentary changes) and not treated with standard of care Tumor Control Rate at 12 months All Patients with Active Growth Treated with 2 Cycles (n=14) Bel-sar – Belzupacap Sarotalocan

Visual Acuity was Preserved in Majority of Patients with IVT Administration of Bel-sar Vision was Preserved in Majority of Patients Whereas Radiotherapy Often Leads to Irreversible and Long-Term Severe Vision Loss Populations Total Patients (n) Vision Preservation Rate Failure: Long-term loss ≥15 letters All Dose Cohorts All Treated Patients 56 86% (48/56) Patients with Active Growth - High Risk for Vision Loss 17 76% (13/17) Therapeutic Regimen (2 cycles) All Treated Patients 20 75% (15/20) Patients with Active Growth 14 71% (10/14) Vision Preservation Rates Phase 1b/2 IVT Study Follow up 12 months 1 patient had loss ≥15 letters at Week 52 visit which recovered within 15 letters at the next visit which was ~3 weeks after standard of care (SOC); all other post-SOC data excluded for all subjects Completed Ph1b/2 IVT trial (AU-011-101) Bel-sar Subjects Mean (±95%CI) Change from Baseline in logMAR scores Over 2 Years rMCC Study Matched Plaque Patients Mean (±95%CI) Change from Baseline in logMAR Score Over 5 Years rMCC Study Retrospective Match Case Control Study (rMCC) to evaluate visual acuity outcomes of bel-sar vs radiotherapy. Matching performed by independent statistician.. 43 bel-sar patients with HRVL were matched to 150 radiotherapy patients. Bel-sar – Belzupacap Sarotalocan